UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                                  CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  December 27, 2004

                      GMACM Home Equity Loan Trust
                 Home Equity Loan-Backed Termed Notes,
                            Series 2004-HE2



New York (governing law of          333-110437-09     N/A
Pooling and Servicing Agreement)    (Commission       IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank Minnesota, N.A.
        9062 Old Annapolis Road                              21045
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


        Registrant's telephone number, including area code:  (410) 884-2000



        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

 On December 27, 2004 a distribution
 was made to holders of Home Equity Loan Backed
 Term Notes Series 2004-HE2 Trust.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


                Exhibit Number    Description

                EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Termed Notes, Series 2004-HE2, relating to the December 27, 2004 distribution.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          GMACM Home Equity Loan Trust
              Home Equity Loan-Backed Variable Pay Revolving Notes,
                                Series 2004-HE2

              By:   Wells Fargo Bank Minnesota, N.A., as Indenture Trustee
              By:   /s/ Beth Belfield, Assistant Vice President
              By:   Beth Belfield, Assistant Vice President

              Date: 12/30/2004


                                INDEX TO EXHIBITS

Exhibit Number   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Variable Pay Revolving Notes, Series 2004-HE2, relating to the December 27, 2004 distribution.






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
                                        Home Equity Loan-Backed Term Notes, GMACM Series
                                        2004-HE2
                              Payment   12/27/2004
                              Date

Servicing Certificate                   Group 1
Beginning Pool Balance                  519,350,773.18
Beginning PFA                           0.00
Ending Pool Balance                     493,482,833.97
Ending PFA Balance                      -
Principal Collections                   25,797,305.32
Principal Draws                         -
Net Principal Collections               25,797,305.32
Active Loan Count                       14,662

Interest Collections                    3,143,005.67

Weighted Average Loan Rate              7.76834%
Weighted Average Net Loan Rate          7.2683%
Substitution Adjustment Amount          0.00
                               Beginning      Ending                                             Interes        Security
Term Notes                     Balance        Balance        Factor      Principal    Interest   Shortfalls        %      Coupon
Class A-1A                     10,383,048.79     391,407.29  0.0047369  9,991,641.50  20,117.16     0.00        0.0006    2.250%
Class A-1B                     70,897,000.00  70,897,000.00  1.0000000          0.00 140,415.45     0.00        0.0996    2.300%
Class A-1C                    137,649,826.24 120,728,727.69  0.4643413 16,921,098.55 270,252.49     0.00        0.1697    2.280%
Class A-2                     152,808,000.00 152,808,000.00  1.0000000          0.00 366,739.20     0.00        0.2148    2.880%
Class A-3                      34,034,000.00  34,034,000.00  1.0000000          0.00 120,253.47     0.00        0.0478    4.240%
Class A-4                      66,708,000.00  66,708,000.00  1.0000000          0.00 202,903.50     0.00        0.0938    3.650%
Class A-IO                     85,000,000.00  85,000,000.00                     0.00 425,000.00     0.00        0.1195    6.000%

Class M1                      37,356,000.00  37,356,000.00   1.0000000          0.00 122,963.50     0.00        0.0525    3.950%
Class M2                       7,116,000.00   7,116,000.00   1.0000000          0.00  23,304.90     0.00        0.01      3.930%




Certificates                            -                 -           -         -          -        -      -      -

Beginning Overcollateralization Amount  2,398,898.15
Overcollateralization Amount Increase   1,044,800.84
(Decrease)
Outstanding Overcollateralization Amount3,443,698.99
Overcollateralization Target            7,115,484.05
Amount

Credit Enhancement Draw Amount                  0.00
Unreimbursed Prior Draws                        0.00



                                                                      Number    Percent
                                        Balance                       of Loans  of Balance
Delinquent Loans (30 Days)            2,528,286.20                    80        0.51%
Delinquent Loans (60 Days)              450,030.65                    18        0.09%
Delinquent Loans (90 Days)              368,062.07                    15        0.07%
Delinquent Loans (120 Days)             410,691.78                    12        0.08%
Delinquent Loans (150 Days)             166,335.64                    5         0.03%
Delinquent Loans (180+ Days)            151,956.31                    6         0.03%
REO                                     -                             0         0.00%
Bankruptcy                            1,087,047.81                    32        0.22%
Foreclosure                             194,588.84                    4         0.04%

                                        Liquidation
                                        To-Date
Beginning Loss Amount                   291,284.26
Current Month Loss Amount                70,633.89
Current Month Prinicpal                       0.00
Recovery
Net Ending Loss Amount                  361,918.15        0.00

                                        Net Recoveries to
                                        Date
Beginning Net Principal Recovery Amount 0.00
Current Month Net Principal Recovery    0.00
Amount
Ending Net Principal Recovery Amount    0.00

                                        Special Hazard                Fraud     Bankruptcy
Beginning Amount                        0.00                          0.00      0.00
Current Month Loss Amount               0.00                          0.00      0.00
Ending Amount                           -                             -         -

Liquidation Loss Distribution Amounts   0.00
Extraordinary Event Losses              0.00
Excess Loss Amounts                     0.00

Capitalized Interest Account


Beginning Balance                             0.00
Withdraw relating to Collection Period        0.00
Interest Earned (Zero, Paid to Funding        0.00
Account)
Remaining Balance to GMAC Mortgage            0.00
Total Ending Capitalized Interest Account     0.00
Balance as
Interest earned for Collection Period         0.00
Interest withdrawn related to prior           0.00
Collection Period



Prefunding Account
Beginning Balance                             0.00
Additional Purchases during Revolving Period  0.00
Excess of Draws over Principal Collections    0.00
Ending PFA Balance to Noteholders             0.00
Total Ending Balance as of Payment Date       0.00
Interest earned for Collection Period         0.00
Interest withdrawn related to prior           0.00
Collection Period

Current Month Repurchases Units               0
Current Month Repurchases ($)                 -








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